UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13

OR 15d OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2005

Commission File: 001-15849

SANTANDER BANCORP

(Exact name of Corporation as specified in its charter)

Commonwealth of Puerto Rico	66-0573723
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(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

207 Ponce de Leon Avenue, Hato Rey, Puerto Rico	917
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

(787) 759-7070

ITEM 7.01. Regulation FD Disclosure

The executive officers of Santander BanCorp (the "Corporation") intend to utilize the presentation attached as Exhibit 99.1 to this Form 8-K, in whole or in part, at presentations and meetings with analysts and investors.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the Corporation's Annual Report on Form 10-K and other of the Corporation's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits.

99.1 Slide show presentation materials for investors and analysts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

Dated:	January 31, 2005	By:	/s/ María Calero Padrón
María Calero Padrón
Executive Vice President and
Chief Accounting Officer